As filed with the Securities and Exchange Commission on January 30, 2004
                                                    Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          MedSource Technologies, Inc.
             (Exact name of registrant as specified in its charter)

                    Delaware                                      52-2094496
(State or other jurisdiction of incorporation or              (I.R.S. Employer
                  organization)                              Identification No.)
          110 Cheshire Lane, Suite 100
             Minneapolis, Minnesota                                55305
    (Address of Principal Executive Offices)                     (Zip Code)

                        2001 Employee Stock Purchase Plan
                            (Full title of the plans)

                               Richard J. Effress
         Chairman of the Board of Directors and Chief Executive Officer
                          MedSource Technologies, Inc.
                          110 Cheshire Lane, Suite 100
                              Minneapolis, MN 55305
                     (Name and address of agent for service)
                                 (952) 807-1234
          (Telephone number, including area code, of agent for service)

                                   Copies to:


              Joseph J. Caffarelli                                    Edward R. Mandell
Senior Vice President and Chief Financial Officer           Jenkens & Gilchrist Parker Chapin LLP
          MedSource Technologies, Inc.                               405 Lexington Avenue
          110 Cheshire Lane, Suite 100                                New York, NY 10174
              Minneapolis, MN 55305                             Telephone No.: (212) 704-6000
          Telephone No.: (952) 807-1234                         Telecopier No.: (212) 704-6288
         Telecopier No.: (952) 807-1235


          Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement.

                         CALCULATION OF REGISTRATION FEE


======================================================================================================================
                                                   Proposed Maximum
   Title of Each Class of         Amount to         Offering Price       Proposed Maximum               Amount of
Securities to be Registered    be Registered(1)       per Share       Aggregate Offering Price      Registration Fee
----------------------------------------------------------------------------------------------------------------------
Common stock, par value $0.01
   per share....................   500,000                 5.76(2)          $2,880,000                $364.90
----------------------------------------------------------------------------------------------------------------------
(1)  This registration statement shall also cover any additional shares of common stock that become issuable under the
     2001 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of registrant's common stock.

(2)  Calculated pursuant to Rule 457(c) and (h) based on the last sale of the registrant's common stock on the Nasdaq
     National Market on January 28, 2004.
======================================================================================================================

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                           INCORPORATION BY REFERENCE
                           --------------------------


         The contents of the MedSource Technologies, Inc., Registration Statement on Form S-8, File No. 333-92176 filed with the Commission on July 10, 2002 are hereby incorporated by reference with the exception of Exhibits 5.1,
23.1 and 24.1, which are provided herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, Minnesota on this 28th day of January, 2004.

                                      MEDSOURCE TECHNOLOGIES, INC.

                                      By: /s/ Richard J. Effress
                                         ---------------------------------------
                                                  Richard J. Effress
                                                  Chairman


                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints each of Richard J. Effress and William J. Kullback, and each of them with power of substitution, as his attorney-in-fact, in all capacities, to sign any amendments to this registration statement (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-facts or their substitutes may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.



Signature                                           Title                            Date
---------                                           -----                            ----

/s/ Richard J. Effress
---------------------------
Richard J. Effress                 Chairman of the Board of Directors and            January 28, 2004
                                   Chief Executive Officer (principal
                                   executive officer)

/s/ William J. Kullback            Senior Vice President and Chief Financial
---------------------------        Officer (principal financial officer and
William J. Kullback                principal accounting officer)                     January 28, 2004


/s/ Joseph Ciffolill
---------------------------
Joseph Ciffolillo                  Director                                          January 29, 2004


/s/ Paul E. Fulchino
---------------------------
Paul E. Fulchino                   Director                                          January 29, 2004


/s/ John W. Galiardo
---------------------------
John W. Galiardo                   Director                                          January 29, 2004


/s/ William J. Kidd
---------------------------
William J. Kidd                    Director                                          January 29, 2004


/s/ T. Michael Long
---------------------------
T. Michael Long                    Director                                          January 29, 2004


/s/ Ross Manire
---------------------------
Ross Manire                        Director                                          January 29, 2004


/s/ Carl Sloane
---------------------------
Carl Sloane                        Director                                          January 29, 2004

                                  EXHIBIT INDEX

  Exhibit
  Number      Description
  ------      -----------

*     4.1     Restated certificate of incorporation of the registrant (filed as
              Exhibit 3.1 to the registrant's registration statement on Form S-1
              (Registration No. 333-76842) and incorporated herein by reference)

*     4.2     Amended and restated by-laws of the registrant (filed as Exhibit
              3.2 to the registrant (filed as Exhibit 3.1 to the registrant's registration statement on Form S-1 (Registration No. 333-76842) and incorporated herein by reference)

      5.1 Opinion and consent of Jenkens & Gilchrist Parker Chapin LLP, counsel to the registrant, as to the legality of the securities being offered

*    23.1     Consent of Ernst & Young LLP

     23.2     Consent of Jenkens & Gilchrist Parker Chapin LLP (included in
              Exhibit 5.1)

     24.1     Power of Attorney (see Page II-2 of this Registration Statement).

*    99.1     2001 Employee Stock Purchase Plan of the Registrant (filed as
              Exhibit 10.15 to the registrant's registration statement on Form
              S-1 (Registration No. 333-76842) and incorporated herein by reference)


------------
* Incorporated herein by reference.